UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2023

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(Address of principal executive offices)

(813) 228-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 1, 2023 (the “Effective Date”), Tampa Electric Company (“Tampa Electric”), a subsidiary of TECO Energy, Inc. (“TECO”), entered into a Contribution Agreement (the “Contribution Agreement”) with Peoples Gas System, Inc. (“PGSI”), which on the Effective Date was a wholly-owned subsidiary of Tampa Electric. Per the terms of the Contribution Agreement, Tampa Electric contributed the assets and liabilities of its natural gas division to PGSI and PGSI accepted the assets and assumed the liabilities, as of the Effective Date. Following the contribution, the stock of PGSI was distributed by Tampa Electric to its parent TECO, which in turn contributed the stock of PGSI to another wholly-owned TECO subsidiary.

Also on the Effective Date, as part of the contribution of assets and assumption of liabilities, Tampa Electric, as lender, and PGSI, as borrower, entered into a Loan Agreement (the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Tampa Electric agreed to make (i) a term loan in the principal amount of $670,000,000 (the “Term Loan”) and (ii) an initial revolving loan in the principal amount of $66,000,000 (the “Revolving Loans”) to PGSI, which loans represent the portion of Tampa Electric’s previously incurred indebtedness that was attributable to its natural gas division. In addition, Tampa Electric agreed to make certain additional revolving loans to PGSI. The maturity date for the Term Loan and the Revolving Loans is December 29, 2023. Under the Loan Agreement, PGSI agrees to reimburse Tampa Electric for all interest, prepayment premiums and costs incurred by Tampa Electric in connection with the loans.

Following the completion of the foregoing transactions, the former natural gas division of Tampa Electric will be operated by PGSI as a separate, indirect subsidiary of TECO.

The foregoing descriptions of the Contribution Agreement and the Loan Agreement are qualified in their entirety by reference to the complete text of each of the Contribution Agreement and the Loan Agreement, which are filed as Exhibit 10.1 and 10.2, respectively, to this Report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Contribution Agreement dated January 1, 2023 between Tampa Electric Company and Peoples Gas System, Inc.

10.2	Loan Agreement dated January 1, 2023 between Tampa Electric Company and Peoples Gas System, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2023		TAMPA ELECTRIC COMPANY (Registrant)

	By:	/s/ Michelle V. Szekeres
Michelle V. Szekeres
Associate General Counsel and Corporate Secretary